SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 15, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      0-21696                   22-3106987
            --------                      -------                   ----------
         (State or Other Jurisdiction (Commission File Number)  (I.R.S. Employer
         of Incorporation)                                   Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On March 15, 2004, the Registrant disseminated a Press Release announcing that it has filed a prospectus supplement with the Securities and Exchange Commission related to an underwritten public offering of 6,000,000 shares of common stock under an existing shelf registration statement. The underwriters have been granted the option to purchase up to an additional 900,000 shares to cover any over-allotments. All of the shares are being sold by ARIAD.

           Lehman Brothers Inc. is acting as sole bookrunning manager in this offering. Lazard Freres & Co., LLC, Adams, Harkness & Hill, Inc., JMP Securities LLC and Rodman & Renshaw, LLC are acting as co-managers.

           The information contained in the Press Release dated March 15, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated March 15, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ARIAD PHARMACEUTICALS, INC.



                               By:    /s/ Edward M. Fitzgerald
                                      ------------------------
                                      Edward M. Fitzgerald
                                      Senior Vice President and
                                        Chief Financial Officer


Date:    March 15, 2004

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number     Description                                    Sequential Page Number
-------    -----------                                    ----------------------

99.1       The Registrant's Press Release dated March 15, 2004.            4


                                       3